FIXED ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2012
FIXED ASSETS, NET
Schedule of components of fixed assets

	December 31,
	2011	2012
Media display equipment	$21,481,364	$22,038,529
Computers and office equipment	3,162,839	3,705,490
Motor vehicles	587,191	611,559
Leasehold improvements	1,874,572	2,141,980
Sub-total	27,105,966	28,497,558
Less: accumulated depreciation and amortization	(13,468,214)	(17,715,392)
	$13,637,752	$10,782,166